Exhibit 21

Marsh & McLennan Companies, Inc.

List of Subsidiaries

as of 2-18-2011

	Company Name	Domicile
1	A. Constantinidi & CIA. S.C.	Uruguay
2	A.C.N. 000 951 146 Pty Limited	Australia
3	A.C.N. 001 572 961 Pty Limited	Australia
4	A.C.N. 076 935 683 Pty Limited	Australia
5	A.C.N. 102 322 574 Pty Limited	Australia
6	Academee Limited	United Kingdom
7	Academee Pte Limited	Singapore
8	Access Equity Enhanced Fund GP, LLC	Delaware
9	Admiral Holdings Limited	United Kingdom
10	Advantage Premium Finance Company	Texas
11	AFCO Premium Acceptance Inc.	California
12	AFCO Premium Credit LLC	Delaware
13	Affinity Financial, Incorporated	Iowa
14	Aldgate Investments Limited	Bermuda
15	All Asia Sedgwick Insurance Brokers Corporation	Philippines
16	APRIMAN, Inc.	California
17	Assivalo Comercial E Representacoes Ltda.	Brazil
18	Assur Conseils Marsh S.A.	Senegal
19	Assurance Capital Corporation	Virginia
20	Assurance Services Corporation	Virginia
21	Australian World Underwriters Pty Ltd.	Australia
22	Bain Clarkson Reinsurance Pty Ltd.	Australia
23	BM 2011	United Kingdom
24	BMAR 2011	United Kingdom
25	Boral Benefits Management Inc.	California
26	Bostonian Solutions Property & Casualty, LLC	Massachusetts
27	Bowring (Bermuda) Investments Ltd.	Bermuda
28	Bowring Marsh (Bermuda) Ltd.	Bermuda
29	Bowring Marsh (Dublin) Limited	Ireland
30	Bowring Marsh Asia Pte. Ltd.	Singapore
31	Bowring Marsh Corretora de Resseguros Ltda.	Brazil
32	Buro Riethmann AG	Switzerland
33	ByS Servicios Especiales, Agente de Seguros, S.A. de C.V.	Mexico
34	C.T. Bowring Limited	United Kingdom
35	Capatho AB	Sweden
36	Cecar Brasil Administracao e Corretagem de Seguros Ltda.	Brazil
37	Chas. G Haake & Sons, Inc.	Missouri
38	Chronos Insurance Brokers Pty Limited	Australia
39	Claims and Recovery Management (Australia) Pty Limited	Australia

40	Collins Capital Advisors, LLC	Minnesota
41	Collins Capital Holdings, LLC	Minnesota
42	Compañias DeLima S.A.	Colombia
43	Confidentia Life Insurance Agency Ltd.	Israel
44	Confidentia Marine Insurance Agency (1983) Ltd.	Israel
45	Constantinidi Marsh SA	Uruguay
46	Consultores 2020 C.A.	Venezuela
47	Consultores de Proteccion y Riesgos Ltda.	Colombia
48	Corporate Risk Limited (In liquidation)	United Kingdom
49	Corporate Systems, Inc.	Nevada
50	CRG (Singapore) Pte Ltd	Singapore
51	CS STARS LLC	Delaware
52	Cullen Egan Dell Limited	New Zealand
53	Cumberland Brokerage Limited	Bermuda
54	DeLima Marsh S.A. - Los Corredores de Seguros S.A.	Colombia
55	Deutsche Post Assekuranz Vermittlungs GmbH	Germany
56	DVA - Deutsche Verkehrs-Assekuranz-Vermittlungs GmbH	Germany
57	EnBW Versicherungs Vermittlung GmbH	Germany
58	Encompass Insurance Agency Pty Ltd.	Australia
59	Encon Group Inc./Groupe Encon Inc.	Canada
60	English Pension Trustees Limited	United Kingdom
61	Epsilon (US) Insurance Company	New York
62	Epsilon Insurance Company, Ltd.	Cayman Islands
63	Exmoor Management Company Limited	Bermuda
64	Faulkner & Flynn, Inc.	Virginia
65	Gem Insurance Company Limited	Bermuda
66	General de Courtage D’Assurance	Togo
67	Gerenciadora de Riesgos S.A.	Argentina
68	GHC Financial Institutions Insurance Services Limited	United Kingdom
69	Gibbs Treaty Limited	United Kingdom
70	Global Premium Finance Company	Virginia
71	Guy Carpenter & Cia (Mexico) S.A. de C.V.	Mexico
72	Guy Carpenter & Cia., S.A.	Spain
73	Guy Carpenter & Co. Labuan Ltd.	Malaysia
74	Guy Carpenter & Company (Pty) Limited	South Africa
75	Guy Carpenter & Company AB	Sweden
76	Guy Carpenter & Company B.V.	Netherlands
77	Guy Carpenter & Company Corredores de Reaseguros Limitada	Chile
78	Guy Carpenter & Company GmbH	Germany
79	Guy Carpenter & Company Limited	Ireland
80	Guy Carpenter & Company Limited	United Kingdom
81	Guy Carpenter & Company Limited	New Zealand
82	Guy Carpenter & Company Peru Corredores de Reaseguros S.A.	Peru
83	Guy Carpenter & Company Private Limited	Singapore
84	Guy Carpenter & Company Pty. Limited	Australia

85	Guy Carpenter & Company S.A. (Uruguay)	Uruguay
86	Guy Carpenter & Company S.r.l.	Italy
87	Guy Carpenter & Company Venezuela, C.A.	Venezuela
88	Guy Carpenter & Company, Limited	Hong Kong
89	Guy Carpenter & Company, LLC	Delaware
90	Guy Carpenter & Company, Ltd./Guy Carpenter & Compagnie, Ltee	Canada
91	Guy Carpenter & Company, Ltda.	Brazil
92	Guy Carpenter & Company, S.A.	Belgium
93	Guy Carpenter & Company, S.A.	Argentina
94	Guy Carpenter & Company, S.A.S.	France
95	Guy Carpenter Bermuda Ltd.	Bermuda
96	Guy Carpenter Broking, Inc.	Delaware
97	Guy Carpenter Colombia Corredores de Reaseguros Ltda.	Colombia
98	Guy Carpenter Japan, Inc.	Japan
99	Guy Carpenter Mexico Intermediario de Reaseguro, S.A. de C.V.	Mexico
100	Guy Carpenter Reinsurance Brokers Philippines, Inc.	Philippines
101	Hammond Associates Institutional Fund Consultants, Inc.	Missouri
102	Hansen International Limited	Delaware
103	HAPIP GP 2009, LLC	Delaware
104	HAPIP GP, LLC	Delaware
105	Houstoun, Woodard, Eason, Gentle, Tomforde and Anderson, Inc.	Texas
106	HSBC Insurance Brokers (Singapore) Pte Ltd.	Singapore
107	HSBC Insurance Brokers International (Abu Dhabi) LLC	United Arab Emirates
108	IA/BCH Strategic Alliance, L.L.C.	Texas
109	IAS Barbados, Ltd.	Barbados
110	Industrial Risks Protection Consultants	Nigeria
111	Insbrokers Ltda.	Uruguay
112	InSolutions Limited	United Kingdom
113	Insurance Brokers of Nigeria Limited	Nigeria
114	Interlink Securities Corp.	California
115	Invercol Limited	Bermuda
116	Irish Pensions Trust Limited	Ireland
117	J&H Benefits Plus, Inc.	Philippines
118	J&H Marsh & McLennan Limited	Hong Kong
119	James Wigham Poland International Limited (In liquidation)	United Kingdom
120	Japan Affinity Marketing, Inc.	Japan
121	John B. Collins Associates (UK) Limited	United Kingdom
122	Johnson & Higgins (Bermuda) Limited	Bermuda
123	Johnson & Higgins Holdings Limited (In liquidation)	United Kingdom
124	Johnson & Higgins Limited	United Kingdom
125	Johnson & Higgins Willis Faber (U.S.A.) Inc.	New York
126	Johnson & Higgins Willis Faber Holdings, Inc.	New York
127	Kessler & Co Inc.	Switzerland
128	Kessler & Co Inc.	Liechtenstein
129	Kessler Consulting Inc.	Switzerland

130	Kessler Prevoyance Inc.	Switzerland
131	Law and Business Economics Limited	United Kingdom
132	Lippincott & Margulies, Inc.	New York
133	Llenrup Participaues S.C. Ltda.	Brazil
134	Lynch Insurance Brokers Limited	Barbados
135	M&M Vehicle, L.P.	Delaware
136	M.A.S. 2010 Limited (In liquidation)	United Kingdom
137	M.S. 2010 Limited (in liquidation)	United Kingdom
138	Mangrove Insurance Solutions PCC Limited	Isle of Man
139	Mangrove Insurance Solutions, PCC	District Of Columbia
140	Marsh & McLennan (PNG) Limited	Papua New Guinea
141	Marsh & McLennan Agencies AS	Norway
142	Marsh & McLennan Agencies Ltd.	Hong Kong
143	Marsh & McLennan Agency LLC	Delaware
144	Marsh & McLennan Argentina SA Corredores de Reaseguros	Argentina
145	Marsh & McLennan C&I GP, Inc.	Delaware
146	Marsh & McLennan Companies UK Limited	United Kingdom
147	Marsh & McLennan Companies, Inc.	Delaware
148	Marsh & McLennan Deutschland GmbH	Germany
149	Marsh & McLennan Global Broking (Bermuda) Limited	Bermuda
150	Marsh & McLennan GP I, Inc.	Delaware
151	Marsh & McLennan GP II, Inc.	Delaware
152	Marsh & McLennan Holdings Limited (In liquidation)	United Kingdom
153	Marsh & McLennan Holdings, Inc.	Delaware
154	Marsh & McLennan Management Services (Bermuda) Limited	Bermuda
155	Marsh & McLennan Properties (Bermuda) Ltd.	Bermuda
156	Marsh & McLennan Risk Capital Holdings, Ltd.	Delaware
157	Marsh & McLennan Services Limited (In liquidation)	United Kingdom
158	Marsh & McLennan Servicios, S.A. De C.V.	Mexico
159	Marsh & McLennan Sweden AB	Sweden
160	Marsh & McLennan Tech GP II, Inc.	Delaware
161	Marsh & McLennan, Incorporated	Virgin Islands
162	Marsh (Bahrain) Company SPC	Bahrain
163	Marsh (Beijing) Insurance Brokers Co. Ltd.	China
164	Marsh (Beijing) Risk Consulting Co. Ltd.	China
165	Marsh (Hong Kong) Limited	Hong Kong
166	Marsh (Insurance Brokers) LLP	Kazakhstan
167	Marsh (Insurance Services) Limited	United Kingdom
168	Marsh (Isle of Man) Limited	Isle of Man
169	Marsh (Middle East) Limited	United Kingdom
170	Marsh (Namibia) (Proprietary) Limited	Namibia
171	Marsh (Proprietary) Limited	Botswana
172	Marsh (Pty) Limited	South Africa
173	Marsh (QLD) Pty Ltd.	Australia
174	Marsh (Risk Consulting) LLP	Kazakhstan

175	Marsh (Singapore) Pte Ltd	Singapore
176	Marsh - Insurance Brokers ZAO	Russian Federation
177	Marsh A/S	Denmark
178	Marsh AB	Sweden
179	Marsh Africa (Pty) Limited	South Africa
180	Marsh AG	Switzerland
181	Marsh Argentina S.R.L.	Argentina
182	Marsh AS	Norway
183	Marsh Assistencia e Administracao S/C Ltda.	Brazil
184	Marsh Associates (Proprietary) Ltd	South Africa
185	Marsh Austria G.m.b.H.	Austria
186	Marsh Aviation Insurance Broking Pty Ltd (In liquidation)	Australia
187	Marsh B.V.	Netherlands
188	Marsh Brockman y Schuh Agente de Seguros y de Fianzas, S.A. de C.V.	Mexico
189	Marsh Broker de Asigurare-Reasigurare S.R.L.	Romania
190	Marsh Broker Japan, Inc.	Japan
191	Marsh Brokers (Hong Kong) Limited	Hong Kong
192	Marsh Brokers (Korea) Limited	Korea, Republic of
193	Marsh Brokers Limited	United Kingdom
194	Marsh Canada Limited/Marsh Canada Limitee	Canada
195	Marsh Commercial Insurance Agencies Pty Ltd.	Australia
196	Marsh Corporate Services (Barbados) Limited	Barbados
197	Marsh Corporate Services Isle of Man Ltd	Isle of Man
198	Marsh Corporate Services Limited	United Kingdom
199	Marsh Corporate Services Malta Limited	Malta
200	Marsh Corredores de Reaseguros Ltda	Chile
201	Marsh Corretora de Seguros Ltda.	Brazil
202	Marsh d.o.o. Beograd	Serbia, Republic of
203	Marsh d.o.o. za posredovanje u osiguranju	Croatia
204	Marsh Egypt LLC	Egypt
205	Marsh Employee Benefits Limited	Ireland
206	Marsh Employee Benefits Zimbabwe (Private) Ltd	Zimbabwe
207	Marsh EOOD	Bulgaria
208	Marsh Eurofinance B.V.	Netherlands
209	Marsh Europe S.A.	Belgium
210	Marsh Executive Benefits International Ltd.	Bermuda
211	Marsh Executive Benefits, Inc.	New York
212	Marsh Finance B.V.	Netherlands
213	Marsh Financial Services Limited (in liquidation)	United Kingdom
214	Marsh For Insurance Services	Egypt
215	Marsh Global Markets Colombia Ltda Corredor de Reaseguro	Colombia
216	Marsh Global Placement S.A.C. Corredores de Reaseguros	Peru
217	Marsh GmbH	Germany
218	Marsh GSC Corretagem e Administração de Seguros Ltda.	Brazil
219	Marsh Holding AB	Sweden
220	Marsh Holdings (Proprietary) Limited	South Africa

221	Marsh Holdings B.V.	Netherlands
222	Marsh IAS Management Services (Bermuda) Ltd.	Bermuda
223	Marsh Inc.	Delaware
224	Marsh India Insurance Brokers Private Limited	India
225	Marsh INSCO LLC	United Arab Emirates
226	Marsh Insurance & Investments Corp.	Delaware
227	Marsh Insurance and Reinsurance Brokers LLC	Azerbaijan
228	Marsh Insurance Brokers	United Kingdom
229	Marsh Insurance Brokers (Macau) Limited	Macao
230	Marsh Insurance Brokers (Malaysia) Sdn Bhd	Malaysia
231	Marsh Insurance Brokers (Private) Limited	Zimbabwe
232	Marsh Insurance Consulting Saudi Arabia	Saudi Arabia
233	Marsh Insurance Services Limited	New Zealand
234	Marsh Intermediaries, Inc.	New York
235	Marsh International Broking Holdings Limited	United Kingdom
236	Marsh International Holdings II, Inc.	Delaware
237	Marsh International Holdings, Inc.	Delaware
238	Marsh Investment B.V.	Netherlands
239	Marsh Investment Services Limited	United Kingdom
240	Marsh Ireland Holdings Limited	Ireland
241	Marsh Israel (1999) Ltd.	Israel
242	Marsh Israel (Holdings) Ltd.	Israel
243	Marsh Israel Consultants Ltd.	Israel
244	Marsh Israel Insurance Agency Ltd.	Israel
245	Marsh Israel International Brokers Ltd.	Israel
246	Marsh Japan, Inc.	Japan
247	Marsh Kft.	Hungary
248	Marsh Kindlustusmaakler AS	Estonia
249	Marsh Korea, Inc.	Korea, Republic of
250	Marsh Life & Pension Oy	Finland
251	Marsh Limited	Fiji
252	Marsh Limited	New Zealand
253	Marsh Limited	United Kingdom
254	Marsh LLC	Ukraine
255	Marsh LLC Insurance Brokers	Greece
256	Marsh Ltd.	Wisconsin
257	Marsh Management Services (Barbados) Limited	Barbados
258	Marsh Management Services (British Virgin Islands) Ltd	Virgin Islands, British
259	Marsh Management Services (Cayman) Ltd.	Cayman Islands
260	Marsh Management Services (Dubai) Limited	United Arab Emirates
261	Marsh Management Services (Dublin) Limited	Ireland
262	Marsh Management Services (Gibraltar) Limited	Gibraltar
263	Marsh Management Services (Labuan) Limited	Malaysia
264	Marsh Management Services (USVI) Ltd.	Virgin Islands

265	Marsh Management Services Guernsey Limited	Guernsey
266	Marsh Management Services Inc.	New York
267	Marsh Management Services Isle of Man Limited	Isle of Man
268	Marsh Management Services Jersey Limited	Jersey
269	Marsh Management Services Luxembourg SA	Luxembourg
270	Marsh Management Services Malta Limited	Malta
271	Marsh Management Services Singapore Pte. Ltd.	Singapore
272	Marsh Management Services Sweden AB	Sweden
273	Marsh Marine & Energy AB	Sweden
274	Marsh Mercer Holdings (Australia) Pty Ltd	Australia
275	Marsh Micronesia, Inc.	Guam
276	Marsh Oman LLC	Oman
277	Marsh Oy	Finland
278	Marsh PB Co., Ltd.	Thailand
279	Marsh Peru S.A. Corredores de Seguros	Peru
280	Marsh Philippines, Inc.	Philippines
281	Marsh Placement Services Hong Kong Ltd.	Hong Kong
282	Marsh Privat, A.I.E.	Spain
283	Marsh Private Client Life Insurance Services	California
284	Marsh Pty. Ltd.	Australia
285	Marsh Qatar LLC	Qatar
286	Marsh Resolutions Pty Limited	Australia
287	Marsh Risk Consulting B.V.	Netherlands
288	Marsh Risk Consulting Limitada	Chile
289	Marsh Risk Consulting Services S.r.L.	Italy
290	Marsh Risk Consulting, S.L.	Spain
291	Marsh Risk Management Private Ltd.	India
292	Marsh S.A.	Belgium
293	Marsh S.A.	France
294	Marsh S.A. Corredores De Seguros	Chile
295	Marsh S.p.A.	Italy
296	Marsh s.r.o.	Czech Republic
297	Marsh s.r.o.	Slovakia
298	Marsh SA	Luxembourg
299	Marsh SA (Argentina)	Argentina
300	Marsh Saldana Inc.	Puerto Rico
301	Marsh Saudi Arabia Insurance & Reinsurance Brokers	Saudi Arabia
302	Marsh Secretarial Services Limited	United Kingdom
303	Marsh Services Limited	United Kingdom
304	Marsh Services Spolka z.o.o.	Poland
305	Marsh SIA	Latvia
306	Marsh Sigorta ve Reasurans Brokerligi A.S.	Turkey
307	Marsh Spolka z.o.o.	Poland
308	Marsh Szolgaltato Kft.	Hungary
309	Marsh Treasury Services (Dublin) Limited	Ireland

310	Marsh Treasury Services Limited	United Kingdom
311	Marsh Tunisia S.A.R.L.	Tunisia
312	Marsh UK Holdings Limited	United Kingdom
313	Marsh UK Limited	United Kingdom
314	Marsh USA (India) Inc.	Delaware
315	Marsh USA Borrower LLC	Delaware
316	Marsh USA Inc.	Delaware
317	Marsh Venezuela C.A. Sociedad de Corretaje de Seguros	Venezuela
318	Marsh Vietnam Insurance Broking Company Ltd	Vietnam
319	Marsh, Lda.	Portugal
320	Marsh, S.A. Mediadores de Seguros	Spain
321	Matthiessen Assurans AB	Sweden
322	Matthiessen Reinsurance Ltd AB	Sweden
323	Mearbridge LLC	Delaware
324	Mercer (Argentina) S.A.	Argentina
325	Mercer (Australia) Pty Ltd	Australia
326	Mercer (Austria) GmbH	Austria
327	Mercer (Belgium) SA-NV	Belgium
328	Mercer (Canada) Limited/Mercer (Canada) Limitee	Canada
329	Mercer (Colombia) Ltda.	Colombia
330	Mercer (Czech) a.s.	Czech Republic
331	Mercer (Danmark) A/S	Denmark
332	Mercer (Finland) OY	Finland
333	Mercer (France) SAS	France
334	Mercer (Hong Kong) Limited	Hong Kong
335	Mercer (Hungary) Kft.	Hungary
336	Mercer (Ireland) Limited	Ireland
337	Mercer (Malaysia) Sdn. Bhd.	Malaysia
338	Mercer (N.Z.) Limited	New Zealand
339	Mercer (Nederland) B.V.	Netherlands
340	Mercer (Norge) AS	Norway
341	Mercer (Polska) Sp.z o.o.	Poland
342	Mercer (Portugal) Lda	Portugal
343	Mercer (Puerto Rico), Inc.	Puerto Rico
344	Mercer (Singapore) Pte Ltd	Singapore
345	Mercer (Sweden) AB	Sweden
346	Mercer (Switzerland) SA	Switzerland
347	Mercer (Taiwan) Ltd.	Taiwan
348	Mercer (Thailand) Ltd.	Thailand
349	Mercer (US) Inc.	Delaware
350	Mercer Agencia de Seguros Ltda.	Colombia
351	Mercer Asesores de Seguros S.A.	Argentina
352	Mercer Benefit Nominees Limited	Australia
353	Mercer Benefit Services Pty Ltd	Australia
354	Mercer Broking Ltd.	Taiwan

355	Mercer Certificering B.V.	Netherlands
356	Mercer Consultation (Quebec) Ltee.	Canada
357	Mercer Consulting (Chile) Ltda.	Chile
358	Mercer Consulting (China) Ltd.	China
359	Mercer Consulting (France) SAS	France
360	Mercer Consulting (India) Private Ltd.	India
361	Mercer Consulting Holdings Sdn. Bhd.	Malaysia
362	Mercer Consulting Limited	United Kingdom
363	Mercer Consulting Middle East Limited	United Arab Emirates
364	Mercer Consulting S.L.	Spain
365	Mercer Consulting Venezuela, C.A.	Venezuela
366	Mercer Corredores de Seguros Ltda.	Chile
367	Mercer Corretora de Seguros Ltda	Brazil
368	Mercer Danismanlik Anonim Sirketi	Turkey
369	Mercer Deutschland GmbH	Germany
370	Mercer Employee Benefits - Mediacao de Seguros, Lda.	Portugal
371	Mercer Employee Benefits Limited	United Kingdom
372	Mercer Employee Benefits OY	Finland
373	Mercer Financial Services Limited	Ireland
374	Mercer Financial Services Middle East Limited	United Arab Emirates
375	Mercer Global Investments Canada Limited	Canada
376	Mercer Global Investments Europe Limited	Ireland
377	Mercer Global Investments Management Limited	Ireland
378	Mercer Global Investments, Inc.	Delaware
379	Mercer Health & Benefits Administration LLC	Delaware
380	Mercer Health & Benefits LLC	Delaware
381	Mercer Holdings, Inc.	Philippines
382	Mercer Holdings, Inc.	Delaware
383	Mercer HR Consulting Borrower LLC	Delaware
384	Mercer HR Services, LLC	Delaware
385	Mercer Human Resource Consulting (NZ) Limited	New Zealand
386	Mercer Human Resource Consulting Ltda	Brazil
387	Mercer Human Resource Consulting S.A. de C.V.	Mexico
388	Mercer Inc.	Delaware
389	Mercer India Private Limited	India
390	Mercer Investment Consulting Limited	Ireland
391	Mercer Investment Consulting Limited	Hong Kong
392	Mercer Investment Consulting, Inc.	Kentucky
393	Mercer Investment Nominees (NZ) Limited	New Zealand
394	Mercer Investment Nominees Limited	Australia
395	Mercer Ireland Holdings Limited	Ireland
396	Mercer Italia Srl	Italy
397	Mercer Japan Ltd	Japan
398	Mercer Korea Co. Ltd.	Korea, Republic of
399	Mercer Limited	United Kingdom

400	Mercer LLC	Delaware
401	Mercer Management Consulting Holding GmbH	Germany
402	Mercer Master Trustees Limited	Ireland
403	Mercer Mauritius Ltd.	Mauritius
404	Mercer MC Consulting Borrower LLC	Delaware
405	Mercer ME Benefits Valuation Services LLC	Delaware
406	Mercer Pensionsraadgivning A/S	Denmark
407	Mercer Philippines, Inc.	Philippines
408	Mercer PS Benefits Valuation Services LLC	Delaware
409	Mercer Sigorta Brokerligi Anonim Sirketi	Turkey
410	Mercer Treuhand GmbH	Germany
411	Mercer Trust Company	New Hampshire
412	Mercer Trustees Limited	Ireland
413	Mercer Trustees Limited	United Kingdom
414	Mercer Wealth Solutions Limited	New Zealand
415	Mercer Zainal Consulting Sdn Bhd	Malaysia
416	Mercury Insurance Services Pty Ltd	Australia
417	MM Risk Services Pty Ltd (In liquidation)	Australia
418	MMA Mid-Atlantic Employee LLC	Delaware
419	MMC 28 State Street Holdings Inc.	Delaware
420	MMC Borrower LLC	Delaware
421	MMC Capital, Inc.	Delaware
422	MMC Consulting OOO	Russian Federation
423	MMC France S.A.	France
424	MMC GP III, Inc.	Delaware
425	MMC Holdings Limited	United Kingdom
426	MMC International Limited	United Kingdom
427	MMC International Treasury Centre Limited	United Kingdom
428	MMC Realty, Inc.	New York
429	MMC Securities (Europe) Limited	United Kingdom
430	MMC Securities Corp.	Delaware
431	MMC UK Group Limited	United Kingdom
432	MMC UK Pension Fund Trustee Limited	United Kingdom
433	MMOW Limited	United Kingdom
434	MMRC LLC	Delaware
435	MMRCH LLC	Delaware
436	MMSC Holdings, Inc.	Delaware
437	MOW Holding LLC	Delaware
438	MRC Marsh Risk Consulting GmbH	Germany
439	Muir Beddal (Zimbabwe) Limited	Zimbabwe
440	National Economic Research Associates KK	Japan
441	National Economic Research Associates, Inc.	California
442	National Economic Research Associates, Inc.	Delaware
443	NERA Australia Pty. Ltd.	Australia
444	NERA do Brasil Ltda.	Brazil

445	NERA Economic Consulting GmbH	Germany
446	NERA Economic Consulting Limited	New Zealand
447	NERA S.R.L.	Italy
448	NERA SAS	France
449	NERA UK Limited	United Kingdom
450	Neuburger Noble Lowndes GmbH	Germany
451	NIA Securities, LLC	New Jersey
452	Normandy Reinsurance Company Limited	Bermuda
453	Nui Marsh (PNG) Limited	Papua New Guinea
454	O.R.C. Canada Inc.	Canada
455	Oliver Wyman (Bermuda) Limited	Bermuda
456	Oliver Wyman AB	Sweden
457	Oliver Wyman Actuarial Consulting, Inc.	Delaware
458	Oliver Wyman AG	Switzerland
459	Oliver Wyman B.V.	Netherlands
460	Oliver Wyman Consulting GmbH	Germany
461	Oliver Wyman Consulting Limited	United Kingdom
462	Oliver Wyman Consultoria em Estrategia de Negocios Ltda.	Brazil
463	Oliver Wyman Corporate Risk Consulting, Inc.	Delaware
464	Oliver Wyman Delta Limited	United Kingdom
465	Oliver Wyman Delta SAS	France
466	Oliver Wyman FZ-LLC	United Arab Emirates
467	Oliver Wyman Germany GmbH	Germany
468	Oliver Wyman GmbH	Germany
469	Oliver Wyman Leadership Development Limited	United Kingdom
470	Oliver Wyman Limited	United Kingdom
471	Oliver Wyman LLC	Delaware
472	Oliver Wyman Ltd.	Korea, Republic of
473	Oliver Wyman Pte. Ltd.	Singapore
474	Oliver Wyman Pty. Ltd.	Australia
475	Oliver Wyman S.L.	Spain
476	Oliver Wyman S.r.l.	Italy
477	Oliver Wyman Servicios, S. de R.L. de C.V.	Mexico
478	Oliver Wyman SNC	France
479	Oliver Wyman, Inc.	Delaware
480	Oliver Wyman, Leadership Development Pte. Ltd.	Singapore
481	Oliver Wyman, S. de R.L. de C.V.	Mexico
482	Oliver, Wyman Corporate Risk Consulting Limited/Oliver, Wyman Consultation en risques des entreprises limitee	Canada
483	Oliver, Wyman Limited/Oliver, Wyman limitee	Canada
484	Omega Indemnity (Bermuda) Limited	Bermuda
485	Organizacion Brockman y Schuh S.A. de C.V.	Mexico
486	Organization Resources Counselors Limited	United Kingdom
487	Organization Resources Counselors Worldwide GmbH	Germany
488	Pallas Marsh Corretagem de Seguros Ltda.	Brazil
489	Pension Trustees Limited	United Kingdom

490	Pensionsservice Benefit Network Sverige AB	Sweden
491	PFT Limited	United Kingdom
492	PI Indemnity Company, Limited	Ireland
493	Potomac Insurance Managers, Inc.	Delaware
494	Prentis Donegan & Partners (Holdings) Limited (in liquidation)	United Kingdom
495	Prentis Donegan & Partners Limited (in liquidation)	United Kingdom
496	PT Cipta Rajasa Gemilang (CRG)	Indonesia
497	PT Marsh Indonesia	Indonesia
498	PT Mercer Indonesia	Indonesia
499	PT Quantum Computing Services	Indonesia
500	PT Quantum Investments	Indonesia
501	PT Quantum Support Services	Indonesia
502	R R B Beratungsgesellschaft fuer Altersversorgung mbh	Germany
503	R. Mees & Zoonen Holdings B.V.	Netherlands
504	Rattner Mackenzie Limited	United Kingdom
505	Reclaim Consulting Services Limited (in liquidation)	United Kingdom
506	Resource Benefit Associates	Nigeria
507	Richard Sparrow and Company Limited (In liquidation)	United Kingdom
508	Rivers Group Limited	United Kingdom
509	Rockefeller Risk Advisors, Inc.	New York
510	Rutherfoord Financial Services, Inc.	Virginia
511	Rutherfoord International, Inc.	Virginia
512	SABB Insurance Services Limited	Saudi Arabia
513	SAFCAR-Marsh	Mali
514	SCIB (Bermuda) Limited	Bermuda
515	Seabury & Smith Borrower LLC	Delaware
516	Seabury & Smith, Inc.	Delaware
517	Second Opinion Insurance Services	California
518	SEDFEMA Insurance Brokers, Inc.	Philippines
519	Sedgwick (Bermuda) Limited	Bermuda
520	Sedgwick (Deutschland) GmbH	Germany
521	Sedgwick (Holdings) Pty. Limited	Australia
522	Sedgwick Aviation Limited (In liquidation)	United Kingdom
523	Sedgwick Bergvall Inc.	Florida
524	Sedgwick Brimex (Guernsey) Limited (in liquidation)	Guernsey
525	Sedgwick Consulting Group Limited	United Kingdom
526	Sedgwick Dineen Group Limited	Ireland
527	Sedgwick Far East Limited (in liquidation)	United Kingdom
528	Sedgwick Financial Services Limited	United Kingdom
529	Sedgwick Forbes Middle East Limited	Jersey
530	Sedgwick Group (Australia) Pty. Limited	Australia
531	Sedgwick Group (Bermuda) Limited	Bermuda
532	Sedgwick Group (Zimbabwe) Limited	Zimbabwe
533	Sedgwick Group Limited	United Kingdom
534	Sedgwick Holdings (Private) Limited	Zimbabwe

535	Sedgwick Hung Kai Insurance & Risk Management Consultants Limited	Hong Kong
536	Sedgwick Internationaal B.V.	Netherlands
537	Sedgwick International Marketing Services Inc.	Delaware
538	Sedgwick Limited	United Kingdom
539	Sedgwick Management Services (Barbados) Limited	Barbados
540	Sedgwick Management Services (Bermuda) Limited	Bermuda
541	Sedgwick Management Services (London) Limited (in liquidation)	United Kingdom
542	Sedgwick Management Services (Singapore) Pte Limited	Singapore
543	Sedgwick Noble Lowndes (UK) Limited	United Kingdom
544	Sedgwick Noble Lowndes Group Limited	United Kingdom
545	Sedgwick Noble Lowndes Limited	United Kingdom
546	Sedgwick Noble Lowndes Limited	Hong Kong
547	Sedgwick Overseas Investments Limited	United Kingdom
548	Sedgwick Pte Ltd	Singapore
549	Sedgwick Re Asia Pacific (Consultants) Private Limited	Singapore
550	Sedgwick Re Asia Pacific Pty Limited	Australia
551	Sedgwick Trustees Limited	United Kingdom
552	Sedgwick UK Risk Services Limited	United Kingdom
553	Sedgwick Ulster Pension Trustees Limited	United Kingdom
554	Sedgwick, Inc.	New York
555	Settlement Trustees Limited	United Kingdom
556	Shanghai Mercer Insurance Broking Company	China
557	SICAR Marsh SARL	Burkina Faso
558	Societe d’Assurances et de Participations Guian S.A.	France
559	Southern Marine & Aviation Underwriters, Inc.	Louisiana
560	Southern Marine & Aviation, Inc.	Louisiana
561	Sudzucker Versicherungs-Vermittlungs GmbH	Germany
562	T.M.G. 2010 Limited (in liquidation)	United Kingdom
563	The Bostonian Group Insurance Agency, Inc.	Massachusetts
564	The Carpenter Management Corporation	Delaware
565	The Schinnerer Group, Inc.	Delaware
566	Tobelan S.A.	Uruguay
567	Tower Hill Limited	United Kingdom
568	Tower Place Developments (West) Limited	United Kingdom
569	Tower Place Developments Limited	United Kingdom
570	Triad Underwriting Management Agency, Inc.	Delaware
571	U.T.E. AMG	Spain
572	U.T.E. Marsh - Aon Gil y Carvajal (in liquidation)	Spain
573	U.T.E. Marsh - Caja Castilla La Mancha Junta de Comunidades	Spain
574	U.T.E. Marsh - CCM Brokers	Spain
575	U.T.E. Marsh - CCM JCCM	Spain
576	U.T.E. Marsh - CCM SESCAM	Spain
577	U.T.E. Marsh - Chang (in liquidation)	Spain
578	U.T.E. Marsh - Disbrok Diputacion (in liquidation)	Spain
579	U.T.E. Marsh - Disbrok Diputacion de Badajoz	Spain

580	U.T.E. Marsh - Disbrok Junta 2006	Spain
581	U.T.E. Marsh - Efir Gestion	Spain
582	U.T.E. Marsh - Salvado Reus	Spain
583	U.T.E. Marsh - Salvado Vila-Seca 2010	Spain
584	U.T.E. Marsh - Verssa	Spain
585	U.T.E. Marsh - Zihurko (in liquidation)	Spain
586	UABDB Marsh Lietuva	Lithuania
587	Ulster Insurance Services Limited (in liquidation)	United Kingdom
588	Uniservice Insurance Company Limited	Bermuda
589	Unison Management (Bermuda) Ltd.	Bermuda
590	Universal Ray S.A.	Uruguay
591	Victor O. Schinnerer & Co. (Bermuda), Ltd.	Bermuda
592	Victor O. Schinnerer & Company Limited	United Kingdom
593	Victor O. Schinnerer & Company, Inc.	Delaware
594	Victoria Hall Company Limited	Bermuda
595	Wigham Poland Limited (In liquidation)	United Kingdom
596	William M. Mercer (Canada) Limited/William M. Mercer (Canada) Limitee	Canada
597	William M. Mercer AB	Sweden
598	William M. Mercer Comercio Consultoria e Servicos Ltda.	Brazil
599	Winchester Bowring Limited (In liquidation)	United Kingdom
600	Yokogawa Organization Resources Counselors Corporations	Japan